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EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 16th day of May, 2002.

/s/ MICHAEL T. SMITH Michael T. Smith

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 16th day of May, 2002.

/s/ ROBERT W. RISCASSI Robert W. RisCassi

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 17th day of May, 2002.

/s/ THOMAS L. GOSSAGE Thomas L. Gossage

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 21st day of May, 2002.

/s/ JOSEPH F. MAZZELLA Joseph F. Mazzella

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 16th day of May, 2002.

/s/ DAVID E. JEREMIAH David E. Jeremiah

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 16th day of May, 2002.

/s/ JONATHAN G. GUSS Jonathan G. Guss

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 19th day of May, 2002.

/s/ GILBERT F. DECKER Gilbert F. Decker

EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2002, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 19th day of May, 2002.

/s/ FRANCES D. COOK Frances D. Cook

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ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER